              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2000


                     LAS VEGAS GAMING, INC.
           -----------------------------------------
     (Exact name of registrant as specified in its charter)


NEVADA                                       88-0392994
-------------------------------              -------------------
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)

3261 S. Highland Avenue, Suite 613
Las Vegas, Nevada                            89109
----------------------------------------     ----------
(Address of principal executive offices)     (Zip Code)

Registrants telephone number, including area code   702-733-9703
                                                    ------------
Commission File Number: 0-30375



-------------------------------              ----------
(Former name or former address,              (Zip Code)
if changed since last report.)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On December 28, 2000, the following director and officer resigned his position with the Company:

Director/Officer       Positions held       Date of Resignation
----------------       --------------       -------------------
Bill Williams          Director             December 28, 2000
                       Secretary


Resignation of Bill Williams as Director and Secretary of the Company

The Registrant received the resignation of Mr. Bill Williams as a director and Secretary on December 28, 2000. There were no disagreements with the Registrant relating to the Registrant's policies, operations or practices. The Board of Directors has appointed Rich Irvine as a director. Mr. Rich was appointed on January 14, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements
--------------------

     None

Exhibits
--------

     None

ITEM 8.  CHANGE IN FISCAL YEAR

     None

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LAS VEGAS GAMING, INC.


/s/ Gary Baldwin
----------------------------------------------------
Gary Baldwin, Executive Vice President and Treasurer

Date:     January 29, 2001


                                3